UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2023

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

September 30, 2023 Net Asset Value (“NAV”) per Share

On October 17, 2023, Sculptor Diversified Real Estate Income Trust, Inc. (“we” or “us”) released the NAV per share for each share class of our common stock as of September 30, 2023, which amounts are as follows:

NAV per Share
Class F	$10.6835
Class FF	$10.5739
NAV Calculation

We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of directors. Our total NAV presented in the following tables includes the NAV of our Class F and Class FF common shares, which were reduced by the noncontrolling interests in our consolidated subsidiary and the Operating Partnership.

The following table provides a breakdown of the major components of our NAV as of September 30, 2023 (amounts in thousands, except share/unit data):

Components of NAV
Investments in real estate, net (including goodwill)	$464,000
Cash and cash equivalents	57,543
Restricted cash	6,722
Receivables	305
Other assets	1,690
Mortgages and other loans payable, net	(213,631)
Accounts payable and other liabilities	(5,551)
Distributions payable	(1,332)
Management fee payable	(647)
Due to a related party	(104)
Accrued performance participation allocation	(1,172)
Noncontrolling interest in the consolidated subsidiaries	(80,711)
Noncontrolling interest in the Operating Partnership	(2)
Net Asset Value	$227,110
Number of outstanding shares/units	21,311,876
The following table provides a breakdown of our total NAV and NAV per share/unit by class as of September 30, 2023 (amounts in thousands, except share/unit and per share/unit data):

NAV per share	Class F Shares	Class FF Shares	Total
NAV	$171,559	$55,551	$227,110
Number of outstanding shares/units	16,058,259	5,253,617	21,311,876
NAV Per Share/Unit	$10.6835	$10.5739	$10.6565

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Dava Ritchea
Name:	Dava Ritchea
Title:	Chief Financial Officer

Date:	October 17, 2023